                      SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                                April 11, 2000



                                MGM GRAND, INC.
                             --------------------
              (Exact Name of Registrant as specified in Charter)




            Delaware                  0-16760                88-0215232
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         (State or other            (Commission            (IRS Employer
         jurisdiction of            File Number)           Identification
         incorporation)                                        Number)



       3799 Las Vegas Boulevard South, Las Vegas, Nevada         89109
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    (Address of principal executive offices)                   (Zip Code)


                                (702) 891-3333
                ----------------------------------------------
             (Registrant's telephone number, including area code)


       -----------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events

         On April 11, 2000, MGM Grand, Inc. ("MGM Grand") announced the execution of a Second Amended and Restated Loan Agreement, a 364-Day Loan Agreement and a Term Loan Agreement, each dated as of April 10, 2000, with Bank of America, N.A. as Administrative Agent and Banc of America Securities LLC as Lead Arranger and Sole Book Manager, copies of which agreements are attached as exhibits to this Form 8-K and incorporated by reference.
 .


Item 7.  Financial Statements and Exhibits

         (a) - (b) Not applicable.

         (c) Exhibits.

               Exhibit 10.1  Second Amended and Restated Loan Agreement, dated as of April 10,2000, among MGM Grand, Inc., as Borrower, MGM Grand Atlantic City, Inc. and MGM Grand Detroit, LLC, Co-Borrowers, the Banks, Syndication Agent, Documentation Agents and Co-Documentation Agents therein named and Bank of America, N.A., as Administrative Agent, and Banc of America Securities LLC, as Lead Arranger and Sole Book Manager.

               Exhibit 10.2  364-Day Loan Agreement, dated as of April 10, 2000, among MGM Grand, Inc., as Borrower, MGM Grand Atlantic City, Inc. and MGM Grand Detroit, LLC, Co-Borrowers, the Banks, Syndication Agent, Documentation Agents and Co-Documentation Agents therein named and Bank of America, N.A., as Administrative Agent, and Banc of America Securities LLC, as Lead Arranger and Sole Book Manager.

               Exhibit 10.3  Term Loan Agreement, dated as of April 7, 2000, among MGM Grand, Inc., as Borrower, MGM Grand Atlantic City, Inc. and MGM Grand Detroit, LLC, Co-Borrowers, the Banks, Syndication Agent, Documentation Agents and Co-Documentation Agents therein named and Bank of America, N.A., as Administrative Agent, and Banc of America Securities LLC, as Lead Arranger and Sole Book Manager.
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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MGM GRAND, INC.




April 13, 2000                     By: /s/ JAMES J. MURREN
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   (Date)                                  James J. Murren
                                           President and Chief Financial Officer